UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2022

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware		20-5336063
(State or other jurisdiction of incorporation)	001-33225 (Commission file number)	(I.R.S. Employer Identification No.)

9811 Katy Freeway, Suite 1200, Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

(346) 359-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock (Par Value $0.0001)	GLDD	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2022, Great Lakes Dredge and Dock Corporation (the “Company”) announced the appointments, effective August 1, 2022, of David J. Johanson to the position of Senior Vice President, Project Acquisition & Operations and Christopher G. Gunsten, Professional Engineer, to the position of Senior Vice President, Project Services & Fleet Engineering. These two positions will fill the roles currently held by the Company’s Chief Operating Officer, David E. Simonelli, who is retiring on September 16, 2022. Mr. Simonelli will oversee the transition.

Mr. Johanson, 51, began his career with the Company in 1994 as a Field Engineer. Mr. Johanson most recently served as the Company’s Senior Vice President, Gulf Region. Previously he served as Vice President and Hydraulic Division Manager and Vice President, Project Director. In Mr. Johanson’s new role, he will be responsible for domestic dredging projects acquisition and execution, fleet operations, and LNG projects.

Mr. Gunsten, 53, joined the Company in 1992 as a Field Engineer, most recently serving as the Company’s Senior Vice President, Project Services. Previously he served as Vice President, International Operations. In Mr. Gunsten’ s new role, he will be responsible for project management resources, estimating, mechanical engineering and maintenance, site and production engineering, procurement, quality, new build, international operations, and day-to-day management of HSE.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

99.1	Press Release of Great Lakes Dredge & Dock Corporation dated July 26, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

Date: July 28, 2022	By:	/s/Vivienne R. Schiffer
Vivienne R. Schiffer
Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary